SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2005

DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE (State or Other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)
(212) 922-1640
(Registrant’s telephone number, including area code)
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-1.2: PRICING AGREEMENT
EX-1.3: PRICING AGREEMENT
EX-4.1: FORM OF FIRST SUPPLEMENTAL INDENTURE
EX-4.2: FORM OF 4.875% NOTE
EX-4.3: FORM OF 5.375% DEBENTURE
EX-12.1: STATEMENT REGARDING COMPUTATION OF RATIOS OF EARNINGS TO COMBINED FIXED CHARGES

Item 8.01 Other Events
     On October 5, 2005, Dover Corporation (the “Company”) entered into underwriting agreements for underwritten offerings of $300,000,000 aggregate principle amount of its 4.875% Notes due October 15, 2015 (the “Notes”) and $300,000,000 aggregate principle amount of its 5.375% Debentures due October 15, 2035 (the “Debentures”). The terms and conditions of the Notes and Debentures and related matters are set forth in the Indenture dated February 8, 2001, as supplemented by the First Supplemental Indenture among the Company, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as trustee of the Notes and Debentures.
     The Company is filing, on this Current Report on Form 8-K, as Exhibit 1.1, the Underwriting Agreement by the Company dated October 5, 2005 as well as the Pricing Agreement relating to the offering of the Notes dated October 5, 2005 and the Pricing Agreement relating to the offering of the Debentures dated October 5, 2005, attached hereto as Exhibits 1.2 and 1.3, respectively. Forms of the First Supplemental Indenture, the Notes and the Debentures are filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively.
     The Company is filing on this Current Report on Form 8-K, as Exhibit 12.1, a statement regarding the calculation of the ratios of earnings to combined fixed charges.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report:
1.1	Underwriting Agreement, dated October 5, 2005, by Dover Corporation

1.2	Pricing Agreement relating to the Notes, dated October 5, 2005, between Dover Corporation and J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein

1.3	Pricing Agreement relating to the Debentures, dated October 5, 2005, between Dover Corporation and J.P. Morgan Securities Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc. as representatives of the several underwriters named therein

4.1	Form of First Supplemental Indenture among Dover Corporation, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as Trustee

4.2	Form of 4.875% Note due October 15, 2015 ($300,000,000 aggregate principle amount)

4.3	Form of 5.375% Debenture due October 15, 2035 ($300,000,000 aggregate principle amount)

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2005	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt

Joseph W. Schmidt, Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
1.1	Underwriting Agreement, dated October 5, 2005, by Dover Corporation

1.2	Pricing Agreement relating to the Notes, dated October 5, 2005, between Dover Corporation and J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein

1.3	Pricing Agreement relating to the Debentures, dated October 5, 2005, between Dover Corporation and J.P. Morgan Securities Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc. as representatives of the several underwriters named therein

4.1	Form of First Supplemental Indenture among Dover Corporation, J.P. Morgan Trust Company, National Association, as original trustee, and The Bank of New York, as Trustee

4.2	Form of 4.875% Note due October 15, 2015 ($300,000,000 aggregate principle amount)

4.3	Form of 5.375% Debenture due October 15, 2035 ($300,000,000 aggregate principle amount)

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges